UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 1, 2017

 Roka Bioscience, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36538	27-0881542
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Independence Boulevard Warren, NJ	07059
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code
(908) 605-4700
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01    Completion of Acquisition or Disposition of Assets.

On November 1, 2017, pursuant to the terms of the Asset Purchase Agreement, dated August 16, 2017, as amended (the “Agreement”) by and between Roka Bioscience, Inc., a Delaware corporation (the “Company”) and Rokabio, Inc., the Company closed the sale of substantially all of the assets of the Company, excluding its Accounts Receivables (as defined in the Agreement), totaling $856,000 as of October 31, 2017, (the “Asset Sale”) in an all-cash transaction for an aggregate purchase price of $16,500,000.

Pursuant to the terms of the Agreement, the Company is required to provide transition services to the Buyer for a period of time following the closing of the Asset Sale through December 31, 2017 (the “Transition Period”).

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, which was filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 17, 2017 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 1, 2017, the Company filed a Certificate of Amendment to its Seventh Amended and Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware to change its corporate name to Sorrento Tech, Inc. A Copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

The Company’s common stock has been assigned a new CUSIP number of 83587V 108. The Company expects that the name change will be effective on NASDAQ on November 3, 2017. The Company's ticker symbol will continue to be "ROKA".

The name change does not affect the rights of the Company’s security holders. Outstanding stock certificates representing shares of common stock of the Company will continue to be valid and need not be exchanged in connection with the name change.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information

Unaudited pro forma condensed consolidated financial statements of the Company, which reflect the sale of substantially all the assets of the Company to Rokabio, Inc., will be filed by amendment of this Form 8-K within four business days of the reportable event described in Item 2.01.

(d) Exhibits

3.1	Certificate of Amendment to the Company’s Seventh Amended and Restated Certificate of Incorporation, dated November 1, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROKA BIOSCIENCE, INC.

Dated: November 1, 2017	By:	/s/ Lars Boesgaard
Name: Lars Boesgaard
Title: Vice President and Chief Financial Officer